UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 18, 2024

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Cash Bonus Plan

On May 18, 2024, the Board of Directors (the “Board) of the Company adopted cash bonus targets for its employees, including its named executive officers and its principal financial officer. Target bonuses for these executive officers of the Company will range from 35% to 50% of such executive’s 2024 salary. The amount of bonus, if any, for these executive officers will be based on the Company meeting the 2024 corporate objectives approved by the Board, relating to clinical milestones, commercial/business development milestones, and financial objectives. The target bonuses for the Company’s named executive officers and principal financial officer for 2024 are as follows:

Named Executive Officer	Target Bonus (as a percentage of FY 2024 Base Salary)
Mahesh V. Patel	50%
Nachiappan Chidambaram	35%
Krista Fogarty	35%

Item 8.01.	Other Events.

In April 2014, the Board of Directors of the Company adopted the Lipocine, Inc. 2014 Stock and Incentive Plan (“2014 Plan”), subject to shareholder approval which was received in June 2014. The 2014 Plan was last amended and restated in June 2020 resulting in the Fourth Amended and Restated Stock and Incentive Plan.

On April 23, 2024, the Company filed Schedule 14A, its Proxy Statement with the Securities and Exchange Commission. The proxy statement contained a proposal to amend the Fourth Amended and Restated Stock Incentive Plan for the purpose of soliciting shareholder approval to increase the number of shares authorized under the 2014 Plan from 336,582 shares to 600,000 shares.

After consideration by the Board to recent stockholder feedback, on June 3, 2024, the Board of Directors of the Company adopted an amendment to Section 6 and Section 7 of the proposed Fifth Amended and Restated 2014 Stock and Incentive Plan to remove certain language that allowed for the repricing of underwater Stock Options without prior stockholder approval (as defined in the 2014 Plan). A copy of the 2014 Plan, as amended through June 3, 2024, is attached hereto as Exhibit 10.1.

Item 9.01	Exhibits.

(d)	Exhibits

The following exhibits are filed by reference with this report:

Exhibit No.	Description
10.1	Lipocine Inc. Fifth Amended and Restated 2014 Stock and Incentive Plan
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	June 3, 2024	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer